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                                                            EXHIBIT 10.23

PROMISSORY NOTE
Issued by Steven J. Hamerslag
to JFAX.COM, Inc.

$7,124,880.00                                  Los Angeles, CA, January 26, 2000


     (In this Note the word "Borrower" means Steven J. Hamerslag, who agrees to be responsible for all obligations of Borrower in this Note. The words "you" and "your" mean JFAX.COM, Inc., or any other owner of this Note. The word "Company" means JFAX.COM, Inc. or any successor.)

     1.  Promise to Pay.

     You are making a nonrecourse loan to Borrower in the principal amount of seven million one hundred twenty-four thousand eight hundred eighty dollars ($7,124,880.00). Simultaneously with and in evidence of that loan, Borrower is signing this Note and delivering it to you. Borrower may repay this Note in whole or in part at any time but amounts repaid may not be reborrowed. On the fifth anniversary of the date of this Note (the "Maturity Date"), Borrower promises to pay to your order at your office at 10960 Wilshire Boulevard, Suite 500, Los Angeles, CA 90024 (the "Office"), the unpaid principal balance of this Note, plus accrued and unpaid interest on the outstanding principal balance of this Note at the applicable rate per annum set forth below in the paragraph headed Rate of Interest, from the date of this Note to, but excluding, the business day when this Note is paid in full. The words "business day" mean any day (other than a Saturday or Sunday) on which the Office is open to the public for carrying on substantially all business functions. You may change the location of the office by giving written notice of the change to Borrower. All payments made on account of principal or interest shall be recorded by you and, prior to any transfer of this Note, endorsed on a grid that will be attached to this Note.

     2.  Rate of Interest.

     Interest on the outstanding principal balance of this Note shall accrue at a rate equal to the annualized yield for United States government securities with a maturity of one year, as published in the Wall Street Journal on the business day immediately preceding the date of this Note and each anniversary of the date of this Note during the term of this Note, and so that such rate shall adjust on each such anniversary commencing in January 2001. Nothing in this paragraph shall obligate Borrower to pay, or allow you to receive, interest in excess of the maximum rate permitted by applicable law.

     3.  Interest Payments.

     Interest on the unpaid principal balance of this Note is payable annually in arrears from the date of this Note, commencing with the anniversary date in 2001, and is also payable on the Maturity Date, and on any other date principal is repaid. All payments will be applied first to accrued and unpaid interest and second to repayment of principal.

     4.  Non-Recourse Note.

     Notwithstanding any other provision of this Note, Borrower shall not have any personal liability for the payment of any principal of or interest on this Note, and no monetary or deficiency judgment shall be sought or enforced against Borrower with respect thereto, provided that a judgment may be sought against Borrower to enforce your rights under this Note with respect to the Collateral, as defined below, and you shall have full recourse to and the right to proceed against the Collateral, until this Note is paid in full.

     5.  Pledge and Grant of Security Interest.

     Borrower has rights in 120 shares (the "Escrow Shares") of the Series B convertible preferred stock of the Company that are being held pursuant to an Escrow Agreement, dated as of January 26, 2000 (the "Escrow Agreement"), among the Company, Borrower, another employee of the Company and City National Bank, as Escrow Agent. The rights of Borrower in the Escrow Shares also include rights in "Other Escrow Property" as defined in the Escrow Agreement that derives from the Escrow Shares. References herein to the Escrow Shares and the Other Escrow Property shall not include the shares and other escrow property of such other employee that are also being held under the Escrow Agreement.

     To secure the obligations of Borrower to pay all amounts due pursuant to this Note (the "Obligations"), Borrower hereby gives you a security interest in the Escrow Shares and the Other Escrow Property, and any proceeds thereof (collectively, the "Collateral"). Borrower agrees that, except as provided in the paragraph headed Right of Partial Payment, he shall have no right to receive the Escrow Shares or any Other Escrow Property until this Note has been paid in full, and until the Company's Repurchase Right, as defined below, with respect to the Escrow Shares has expired, and the Escrow Agent shall hold the Collateral solely for your benefit.

     You will take reasonable care of the property which you hold as Collateral. Borrower agrees that reasonable care is the care you give similar property which you may own, which includes any action you may take at Borrower's request in dealing with the Collateral.

     Borrower will sign upon request any financing statements, instruments, documents or other papers as you may request in order to protect your Collateral. Borrower authorizes you to file at Borrower's expense any financing statements to perfect the security interest granted by this Note, without Borrower's signature being required on any such financing statements. Borrower hereby grants you a power of attorney to take all action, or sign, file and deliver any document, which you deem necessary to protect your security interest.

     6.  Right of Set Off.

     Borrower has granted to the Company the right to repurchase ("Repurchase Right") all or a portion of the Escrow Shares, at a price equal to the Repurchase Price, as defined in the Notice Procedures attached to the Escrow Agreement (the "Repurchase Price"), and Borrower hereby agrees and acknowledges that in lieu of making payment of the Repurchase Price in cash, so long as the Company is the holder of this Note, the Company shall be entitled to set off against amounts owing to the Company under this Note, with a corresponding reduction in this Note, as and when the Company exercises its Repurchase Right with respect to the Escrow Shares. Any such set off utilized by the Company will be treated as a payment on account of principal of or interest on this Note and shall be recorded by you on the grid that is attached to this Note. The set off shall be applied first to accrued and unpaid interest and second to repayment of principal as provided in paragraph 3 above.

     7.  Right of Partial Payment.

     At any time when the Repurchase Right of the Company has expired with respect to all or a portion of the Escrow Shares, and Borrower has made repayment with respect to all or a portion of the principal amount of this Note, and has made payment of the accrued and unpaid interest thereon, then Borrower shall be entitled to receive out of escrow a number of the Escrow Shares, including the Other Escrow Property that derives therefrom, so long as the following three conditions are met:

          (x) the number of Escrow Shares to be received by Borrower does not exceed the number of Escrow Shares as to which the Repurchase Right of the Company has expired,

          (y) the number of Escrow Shares to be received by Borrower, as a percentage of all of the Escrow Shares initially placed in escrow, does not exceed the percentage of the principal of this Note that has been repaid by Borrower, including the accrued and unpaid interest thereon, and

          (z) no default under this Note shall have occurred and be continuing.

For purposes of this paragraph, any reference to the Repurchase Right of the Company having expired means that it has expired unexercised and is no longer capable of being exercised, to the extent referred to, and any reference to payment by Borrower of principal of this Note means that the Borrower has paid the same in cash, to the extent referred to, and not through set off.

     8.  Authorization.

     Borrower represents and warrants that he has duly authorized, executed and delivered this Note which is a valid, binding and enforceable obligation of Borrower.

     9.  Default.

     Borrower will be in default under this Note if any of the following should happen:

     a.   Borrower fails to pay any amounts due under this Note to you when due;

     b.   Borrower fails to observe any other term or condition of this Note;

     c. Borrower becomes insolvent or any proceeding in bankruptcy or insolvency is started by or against Borrower;

     d.   Borrower takes advantage of any bankruptcy or insolvency law;

     e.   Borrower  makes an assignment for the benefit of creditors; or

     f. Any property of Borrower that constitutes Collateral is attached or if Borrower or any such property becomes subject to court order or other legal process.

     10.  Consequences of Default.

     If Borrower is in default, this Note will, upon notice to Borrower by you, become and be immediately due and payable. Notwithstanding the preceding sentence, if Borrower is in default of part c, d or e of the paragraph above headed Default, this Note will become and be immediately due and payable without your having to give Borrower any notice.

     11.  Remedies.

          If Borrower is in default, you will have all rights and remedies available to you under law, including the California Uniform Commercial Code, including with respect to any Collateral provided by Borrower to you. Upon a default, you shall have the right to obtain delivery of all the Collateral from the Escrow Agent.

     Recognizing that the Company is the issuer of the Escrow Shares, and that the Collateral may not be readily marketable following any default by Borrower, you shall be entitled to retain Escrow Shares following any default by Borrower and to credit such shares against any Obligations of Borrower hereunder. The Escrow Shares shall be credited for this purpose as at a price per share equal to (x) the number of shares of the Company's common stock into which the Escrow Shares are then convertible multiplied by (y) the average of the closing prices per share for the Company's common stock on the Nasdaq National Market on the last five trading days prior to your determination to implement such procedure, provided that, in the case of any Escrow Shares that are still subject or potentially subject to the Company's Repurchase Right, the price per share of the Escrow Shares shall not exceed the Repurchase Price. If you implement this procedure, you shall be entitled to retain only the number of shares needed to pay the Obligations of Borrower under this Note in full. Any excess Escrow Shares shall be returned to or remain in escrow under the Escrow Agreement, until the Escrow Shares are otherwise deliverable out of escrow to the person or persons entitled to the Escrow Shares.

     If advance notice to Borrower is ever required, notice given to Borrower three business days before you dispose of any of the Collateral will be reasonable advance notice. This notice must be in writing and will be effective when mailed or hand delivered to Borrower at the address given you on the signature page of this Note. If you decide that it is practicable to do so, and you determine to sell any of the Collateral, you may sell it on any terms you choose. You will not be required to advertise, and you will not be liable for any risk of selling on credit. After selling any of the Collateral, you may use what you receive from the sale to first repay your expenses in taking and keeping the Collateral, preparing it for sale and selling it (for example, commissions and your reasonable attorney's fees and disbursements). Any excess proceeds and any remaining Collateral after all of Borrower's Obligations to you are paid in full, shall be returned to escrow under the Escrow Agreement, until the same is otherwise deliverable out of escrow to the person or persons entitled thereto.

     12.  Waiver; Delay in Enforcement.

     Borrower specifically waives any legal requirements of presentment for payment, demand, protest, notice of dishonor and notice of protest of this Note. You can delay enforcing any of your rights without losing them.

     13.  Applicable Law.

     BORROWER AGREES THAT THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF.

     14.  Collection and Enforcement Costs.

     Borrower agrees to pay, on demand, all costs and expenses, if any, in connection with the collection or enforcement of this Note (whether through negotiations, legal proceedings or otherwise), including without limitation reasonable attorneys' fees and disbursements, court costs and your disbursements in connection with the enforcement of your rights under this Note or with respect to the Collateral.

     15.  Changes.

     The terms of this Note may not be changed unless the change is authorized by you in writing. In addition, Borrower agrees to notify you of any change in his name, address and/or employment. You will notify Borrower of any change in location of the Office.

     16.  Successors.

     Borrower's obligations under this Note will also be binding upon his heirs, executors and administrators.

     17.  Transfer of Note.

     You may transfer this Note and deliver to one or more third parties all or any of the property then held by you as Collateral under this Note, and the transferee(s) shall thereupon become vested with all the powers and rights given to you with respect to this Note; and you shall thereafter be forever relieved and fully discharged from any liability or responsibility in the matter, but you shall retain all rights and powers given in this Note with respect to property not so transferred.

     18.  Submission to Jurisdiction.

     Without limiting your right to bring any action or proceeding against Borrower or against Borrower's property arising out of or relating to any Obligations under this Note (an "Action") in the courts of other jurisdiction(s), Borrower irrevocably submits to the jurisdiction of any State or federal court sitting in the State of California, and Borrower irrevocably agrees that any Action may be heard and determined in such State court or federal court. Borrower irrevocably waives to the fullest extent that he may effectively do so, the defense of an inconvenient forum to the maintenance of any Action in any jurisdiction. Borrower irrevocably agrees that the summons and complaint or any other process in any Action in any jurisdiction may be served by mailing to the address Borrower has given you on this Note or by hand delivery to a person of suitable age and discretion at that address. Such service will be complete on the date such process is so mailed or delivered. Borrower may also be served in any other manner permitted by law.
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     19.  Trial by Jury Waiver.

     Both you and Borrower irrevocably waive all right to trial by jury in any Action or counterclaim arising out of or relating to this Note.

     Borrower acknowledges that he has received a completely filled-in copy of this Note.

     In witness whereof, this Note has been signed by Borrower as of the date first above written:

                         /s/ Steven J. Hamerslag
                         -----------------------
                         Steven J. Hamerslag
                         Address:       P.O. Box 730
                                        17501 Via de Fortuna
                                        Rancho Santa Fe, CA  92067

GRID
----
Promissory Note
Issued by Steven J. Hamerslag
to JFAX.COM, Inc.


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                             Interest                Principal               Principal
        Date                 Payments               Repayments                Balance
        ----                 --------               ----------                -------
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January 26, 2000                                                           $7,124,880
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